Nationwide Life and Annuity Insurance Company: • Nationwide VL Separate Account – C	Nationwide Life Insurance Company: • Nationwide VLI Separate Account – 4

Prospectus supplement dated May 14, 2010

to Prospectus dated May 1, 2010

and May 1, 2008

This supplement updates certain information contained in your prospectus.  Please read it and keep it with your prospectus for future reference.

Your prospectus offers the following underlying mutual fund as an investment option under your policy.  Effective June 1, 2010, this underlying mutual fund changed its name as indicated below:

Old Name	New Name
Van Kampen Life Investment Trust – Growth and Income Portfolio: Class I	Invesco Van Kampen V.I. Growth and Income Fund Series I